Supplement dated May 4, 2004 to Prospectus

and Statement of Additional Information of:

SOCIAL ETHICS AND RELIGIOUS VALUES FUND, dated January 28, 2004

CAPSTONE GROWTH FUND (a Series of Capstone Series Fund, Inc.), dated March 1, 2004

CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND
(a Series of Capstone Christian Values Fund, Inc.), dated August 28, 2003

Effective May 24, 2004, the following will replace all the information in the section headed "Investing by Wire" in the above referenced prospectuses.

Investing by Wire. You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For investments by wire, you must first call 1-800-695-3208 to be assigned a fund account number and receive wire instructions.